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                                                                   EXHIBIT 99.2

                         CONSENT TO BE NAMED DIRECTOR OF
                            NEW CERIDIAN CORPORATION


         The undersigned does hereby consent to being appointed or continuing to serve as a director of New Ceridian Corporation, a Delaware corporation (the "New Ceridian"), in connection with the spin-off of New Ceridian by Ceridian Corporation. The undersigned further consents to being named as a director of New Ceridian in any filing made by New Ceridian or any of its affiliates with the Securities and Exchange Commission in connection with the spin-off and agrees to serve as a director of New Ceridian for the term provided in the by-laws of New Ceridian.


Dated:  September 8, 2000
                                                  /s/ Bruce R. Bond
                                                  -----------------------------
                                                  Bruce R. Bond


                                                  /s/ William J. Cadogan
                                                  -----------------------------
                                                  William J. Cadogan


                                                  /s/ Nicholas D. Chabraja
                                                  -----------------------------
                                                  Nicholas D. Chabraja


                                                  /s/ Robert H. Ewald
                                                  -----------------------------
                                                  Robert H. Ewald


                                                  /s/ Ronald T. LeMay
                                                  -----------------------------
                                                  Ronald T. LeMay


                                                  /s/ George R. Lewis
                                                  -----------------------------
                                                  George R. Lewis


                                                  /s/ Ronald L. Turner
                                                  -----------------------------
                                                  Ronald L. Turner


                                                  /s/ Carole J. Uhrich
                                                  -----------------------------
                                                  Carole J. Uhrich


                                                  /s/ Paul S. Walsh
                                                  -----------------------------
                                                  Paul S. Walsh